INCOME TAXES (Details 1) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforwards	$ 17,069	$ 13,192	$ 10,836
Accruals and reserves	0	0	0
Depreciation	0	0	0
Other	0	0	0
Valuation allowance	(17,069)	(13,192)	(10,836)
Total deferred tax assets	0	0	0
Accruals and reserves	0	0	0
Share-based compensation	0	0	0
Total deferred tax liabilities	0	0	0
Net deferred tax liabilities	$ 0	$ 0	$ 0